UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2023

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard
, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company  ☐
Kilroy Realty, L.P.:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Kilroy Realty Corporation  ☐                 Kilroy Realty, L.P.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously disclosed, on October 3, 2022, Kilroy Realty, L.P. (the “Operating Partnership”) entered into a term loan agreement (the “Term Loan Agreement”), that provided for an unsecured delayed draw term loan facility (the “Term Loan Facility”), with the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. The Term Loan Facility provided for borrowings of up to $400 million. The Term Loan Facility also included an accordion feature to increase the term loan commitments or add one or more tranches of term loans up to an aggregate amount of $500 million, subject to obtaining lender commitments and the satisfaction of certain customary conditions. The Term Loan Facility is guaranteed by Kilroy Realty Corporation.
On January 27, 2023, the Operating Partnership entered into an amendment to the Term Loan Agreement to (i) exercise the accordion feature under the Term Loan Agreement to provide for borrowings of up to $500 million and (ii) increase the capacity under the accordion feature to provide additional term loan commitments or add one or more tranches of term loans up to an aggregate amount of $650 million, subject to obtaining lender commitments and the satisfaction of certain customary conditions. The other terms and conditions of the Term Loan Facility remain unchanged.
The foregoing descriptions of the Amendment are only summaries and are qualified in their entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s and the Operating Partnership’s Quarterly Report on Form
10-Q
for the quarter ended March 31, 2023.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30 , 2023	KILROY REALTY CORPORATION

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30 , 2023	KILROY REALTY, L.P.

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller